OMB APPROVAL OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden Hours per response.........5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Partners Trust Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31277 (Commission File Number)	75-2993918 (IRS Employer Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on July 18, 2007, Partners Trust Financial Group, Inc. (the "Company") entered into an Agreement and Plan of Merger with M&T Bank Corporation and its wholly owned subsidiary, MTB One, Inc., pursuant to which the Company will be acquired by M&T.  In connection with this transaction, the Board of Directors of the Company terminated the Company's Dividend Reinvestment and Stock Purchase Plan, effective October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
 (Registrant)

/s/ Amie Estrella

Amie Estrella

Senior Vice President, Chief Financial Officer and

Corporate Secretary

Date: October 12, 2007